Where Intelligence Meets Infrastructure® Baird 2019 Global Industrial Conference November 7, 2019

NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. 2

Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, estimate, plan, project, believe or anticipate will or may occur in the future are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts, trend descriptions, go-to-market strategies, operational excellence, acceleration of new product development, continued growth in our end markets, net sales growth, organic adjusted operating income and adjusted EBITDA growth, capital allocation and growth strategies and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by us considering our experience and perception of historical trends, current conditions and expected future developments. Any such statements do not guarantee future performance and speak only as of the date they are made, and we do not undertake to update our forward- looking statements. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including, but not limited to: (i) regional, national or global political, economic, market and competitive conditions, (ii) government monetary or fiscal policies, (iii) changing regulatory, trade and tariff conditions and policies and their impact on demand for our products and our competitive position, (iv) cyclical and changing demand in core markets such as municipal spending, residential and non-residential construction, and natural gas distribution, (v) manufacturing and product performance, (vi) expectations regarding higher volumes, continued execution of our cost productivity initiatives and improved pricing, (vii) warranty exposures (including the adequacy of our warranty reserves), (viii) our ability to successfully resolve the issues associated with the Walter Tax Liability and other significant legal proceedings, claims, lawsuits or government investigations, (ix) compliance with environmental laws and regulations, (x) alleged or actual violations of trade or anti-corruption laws and regulations, (xi) failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures or divestitures, (xii) adverse effects of unexpected events including natural disasters and (xiii) other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our Quarterly Reports on Form 10-Q and most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intent to update forward-looking statements, except as required by law. 3

Mueller Water Products at a Glance HISTORY LTM FINANCIALS END MARKETS* FISCAL YEAR 2019 • Founded 160 years ago as of September 30, 2019 <10% Natural gas utilities % of • Spun off from Walter $ in millions Total Industries in 2006 Net sales $968.0 60-65% • Listed on NYSE (MWA) Repair and replacement Infrastructure $871.0 90.0% of municipal water June 1, 2006 systems Technologies $97.0 10.0% • Divested U.S. Pipe (April 25-30% 2012) and Anvil (Jan. % of Residential 2017) Net Sales construction Adjusted operating income $145.0 15.0% • Acquired Singer Valve (Feb. 2017) and Krausz Adjusted EBITDA $198.2 20.5% Industries (Dec. 2018) * End market data based on company estimates and includes all sales for Infrastructure and Technologies segments. 4

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MODERNIZING MANUFACTURING AND • Enhanced operational excellence initiatives delivering ongoing productivity improvements DRIVING OPERATIONAL EXCELLENCE • Prioritizing capital investments to modernize manufacturing processes and facilities to drive TO DELIVER MARGIN EXPANSION margin expansion and continued investment in product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INCREASE TECHNOLOGY-ENABLED • Proprietary fixed leak detection, pipe condition assessment, smart metering and software PRODUCTS offerings for utilities to have flexible and scalable platform for infrastructure monitoring STRONG BALANCE SHEET AND • Strong balance sheet and cash flow driving balanced and disciplined capital allocation • Enabling growth through capital investments and acquisitions, while returning cash to CASH FLOW shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 5

Focused Strategy and Execution Driving Results Where Intelligence Meets Infrastructure® Committed to delivering sustainable and efficient solutions for our customers and the work they do by bridging the gap between intelligence and infrastructure, helping our customers deliver the most important water resources to their communities and enabling smart cities of the future. DEVELOP A FULLY- ACCELERATE INTEGRATED TECHNOLOGY DRIVE MODERNIZE NEW PRODUCT PLATFORM FOR OPERATIONAL MANUFACTURING DEVELOPMENT INFRASTRUCTURE EXCELLENCE FACILITIES MONITORING OUR CORE VALUES Respect | Integrity | Trust | Inclusion | Safety 6

Products and Markets

Our Leading Product Positions FIRE IRON GATE BUTTERFLY BRASS HYDRANTS VALVES VALVES PRODUCTS PRODUCT PRODUCT PRODUCT PRODUCT #1 POSITION #1 POSITION #1 POSITION #2 POSITION A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane Company estimates based on internal analysis and information from trade associations and distributor networks, where available. 8

Mueller is Uniquely Positioned to Address Utility Pain Points 9

U.S. Water Infrastructure Requires Substantial Long-Term Investment

REPAIR & REPLACEMENT MARKET

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment[1]
- ASCE graded drinking water infrastructure a D[2]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair



Accelerating Need
(3)
Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[4]



TREATMENT
$72.5B
STORAGE
$39.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

MUELLER Mueller Water Products 10

Funding Water Infrastructure Repair Historical Water rates compared to other utilities(1) 600 CPI Utilities (NSA 1982-1984 = 100) 500 400 300 200 100 Utility Sources of Funding 0 • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $6,400(3) 1953 1955 1957 1959 1961 1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items • CPI for water and sewerage maintenance increased 3.2% for 12 months ended September 2019(1) (4) (1) Bureau of Labor Statistics as of September 2019 • 96% funded at state and local government level (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch (3) American Water Works Association 2016 Water and Wastewater Rate Survey • Drinking Water State Revolving Fund (DWSRF) Appropriations: $1.2 Billion (4) RAND Corporation 2017 Report titled “Not Everything is Broken” in FY 2018 11

Strong Need for Intelligence in Water Infrastructure Black & Veatch 2018 Strategic Directions in the U.S. Water Industry “The true value of digital water emerges when we move from data harvesting to data science. Collecting information is good. Using data to make better decisions and plan for a safe and abundant supply is game-changing.” Water Conservation Non-Revenue Water Customer Service Focus • 37% of U.S. experiencing drought • Up to 30% of treated water is lost • Awareness/education or abnormally dry conditions(1) or unaccounted for in the water system(4) • Ongoing monitoring • 240,000 water main breaks per year(2) • Growing number of states • Sustainability requiring water loss audits(5) • 27% increase in break rates since 2012(3) (1) U.S. Drought Monitor as of October 22, 2019 (includes contiguous 48 states) (2) EPA Aging Water Infrastructure Research Program (3) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman at Utah State University (4) Navigant Research (5) National Resource Defense Council 12

Technologies Bringing Intelligence to Water Infrastructure Intelligent Water TechnologyTM is Mueller’s full-line of innovative solutions, products and services that actively diagnose, monitor and control the delivery of safe, clean drinking water to consumers and businesses SentryxTM Smart Metering Fully-Integrated Technology Leak Detection and Pipe Platform for Infrastructure Condition Assessment • Provide multiple Monitoring communication platforms • Non-invasive assessment of with longer-range • Integrated with Mueller’s condition of distribution and capabilities data gathering sensors for transmission mains leak detection, pressure • Manage water service monitoring, metering and • Fixed leak detection for pipe remotely with remote water quality network integrated into fire disconnect meters hydrants • Optimize operations with • Improve conservation with data analytics • Provide pipe network consumption information intelligence to manage water assets 13

Modernizing Manufacturing Facilities to Drive Margins

- To increase sales growth and margin expansion strategies, we are prioritizing capital investments over the next two to three years to modernize our manufacturing processes, improve quality, service, employee engagement and drive non-price margin expansion
- Major projects driving spending above historical levels include expansion of Chattanooga operations for large casting foundry and specialty valve capabilities with new facility in Kimball, Tennessee, and new brass foundry in Decatur, Illinois
- Expect capital expenditures as a % of consolidated net sales to decrease to less than 4% in fiscal 2023



Capital Expenditures
($ in millions)
Capital Expenditures
% of Consolidated Net Sales
$120
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20**
$23
$25
$27
$32
$41
$56
$87
$80 - $90
3.2%
5.2%
3.4%
3.9%
4.9%
6.1%
8.9%
8.0% - 8.8%
Capital expenditures as a % of consolidated net sales averaged 4.1% between FY13 and FY17

* Consolidated capital expenditures includes Infrastructure, Technologies and Corporate segments. Periods prior to FY18 exclude Anvil.

** FY20 capital expenditures and % of consolidated net sales represent midpoint of FY20 annual guidance ranges provided with Q4FY19 earnings release on November 5, 2019.

MUELLER Mueller Water Products 14

Financial Performance

History of Strong Financial Performance Over last five years, delivered 4.3% net sales CAGR with 9.4% adjusted EBITDA CAGR leading to a 430 bps. improvement in adjusted EBITDA margin, primarily driven by an improvement in gross margin (1) Consolidated Net Sales Consolidated Adjusted EBITDA and ($ in millions) Adjusted EBITDA Margin ($ in millions) $1,200 $250 20.5% 19.5% 19.8% 19.7% 20.0% $968 18.1% $1,000 $916 $198 $200 16.2% $180 $826 $783 $793 $801 14.0% $164 $800 $730 $156 15.0% $143 $150 $127 $600 $102 10.0% $100 $400 $50 5.0% $200 $0 $0 0.0% FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (1) Adjusted EBITDA excludes other charges of $2.8 million in FY2013, $4.1 million in FY2014, $51.7 million in FY2015, $23.8 million in FY2016, $21.2 million in FY2017, $19.7 million in FY2018 and $43.4 million in FY2019. 16

Q4 2019 Consolidated Financial Highlights • Net sales increased 5.0%, or $12.6 million, to $266.9 million driven by the acquisition of Krausz and higher Fourth Quarter 2019 2018 pricing, partially offset by lower volumes at Infrastructure • Delivered a 50 basis point year-over-year improvement in Net sales $ 266.9 $ 254.3 our gross margin, excluding the impact of the inventory step-up expense Adj. operating income $ 42.6 $ 42.6 • Adjusted operating income increases at both Technologies Adj. operating margin 16.0% 16.8% and Infrastructure were offset by higher corporate SG&A expenses Adj. EBITDA $ 56.9 $ 53.7 • Adjusted EBITDA increased 6.0%, or $3.2 million, to $56.9 million driven by improvements at both Infrastructure and Adj. EBITDA margin 21.3% 21.1% Technologies with adjusted EBITDA conversion margin of 25.4% and 35.0% for the full year Adj. net income per share $ 0.19 $ 0.17 • FY2019 Adjusted EBITDA increased to $198.2 million, or $ in millions except per share amounts 20.5% of net sales, representing a 10.1%, or $18.2 million, 4Q19 results exclude Krausz inventory step-up expense of $2.3 million, strategic reorganization and increase over the prior twelve month period other charges of $3.7 million, $0.3 million refund related to exit of Canadian pension plans, $2.4 million gain from the sale of an idle property and $16.4 million benefit associated with the Walter • Adjusted net income per diluted share of $0.19 compared Energy Accrual with $0.17 in the prior year 4Q18 results exclude $2.1 million of strategic reorganization and other charges, $0.3 million related to the reduction of our ABL commitment, and $0.1 million related to the tax legislation 17

Full-Year 2020 Outlook Expectations for full-year 2020, which reflect the current business environment, are as follows: • Municipal spending growth in the low-single digit range, residential construction growth in the low- single digit range and natural gas distribution growth in the mid-single digit range • Consolidated net sales growth between 3% and 5% primarily driven by higher shipment volumes • Growth in adjusted EBITDA between 4% and 8% (as compared with $198.2 million of adjusted EBITDA in 2019), based on the current outlook for net sales growth, product mix and inflation • Total SG&A expenses between 19% and 20% of consolidated net sales • Net interest expense between $21 million and $22 million and annual effective income tax rate between 24% and 26% • Depreciation and amortization between $60 million and $63 million and capital expenditures between $80 million and $90 million 18

Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1 billion since March 31, 2006 and $650 million since September 30, 2008 • Capital structure and net leverage position provide flexibility to support acquisitions and shareholders • Total debt of $446.3 million and cash and cash equivalents of $176.7 million, after Krausz Industries acquisition, which closed in Q1 FY19, leading to net debt leverage of 1.4x at September 30, 2019 • $140 million of excess availability under the ABL at September 30, 2019 Total Debt $1,800 ($ in millions) $1,600 $1,549 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $546 $600 $489 $484 $481 $445 $446 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 19

Balanced and Disciplined Capital Allocation • Strategic investments largest use of cash including Cash Allocation since Dec. 31, 2016 capital investments to modernize our manufacturing END MARKETS* operations and enhance the technological $176M to Shareholders fundamentals in our business and acquisitions to - $81M dividends expand product portfolio and leverage existing - $95M share repurchases relationships and capabilities Shareholders − Prioritizing capital investments over next two to three 29% years and anticipate capital expenditures as a % of net sales returning to less than 4% in FY23 Strengthen Strategic 1 • Returned $176 million of cash to shareholders through Investments Balance quarterly dividends and share repurchases 58% Sheet 2 − Increased quarterly dividend four times in last four years 13% − Repurchased $95 million worth of shares since January 2017 with $150 million available in share repurchase program • Repayment of debt and pension plan investments $346M to Strategic Investments - $179M capital expenditures smallest use of cash since December 31, 2016 and - $167M acquisitions are expected to continue to be smallest use of cash (1) Includes consolidated capital expenditures and cash paid for acquisition of Krausz Industries and Singer (excludes proceeds from sales of assets) based on current priorities (2) Includes debt retirement and pension plan payments ($35 million pension payment in Q4FY17 and $2 million to exit Canadian and multiemployer plans) 20

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MODERNIZING MANUFACTURING AND • Enhanced operational excellence initiatives delivering ongoing productivity improvements DRIVING OPERATIONAL EXCELLENCE • Prioritizing capital investments to modernize manufacturing processes and facilities to drive TO DELIVER MARGIN EXPANSION margin expansion and continued investment in product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INCREASE TECHNOLOGY-ENABLED • Proprietary fixed leak detection, pipe condition assessment, smart metering and software PRODUCTS offerings for utilities to have flexible and scalable platform for infrastructure monitoring STRONG BALANCE SHEET AND • Strong balance sheet and cash flow driving balanced and disciplined capital allocation • Enabling growth through capital investments and acquisitions, while returning cash to CASH FLOW shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 21

Questions

Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 234.7 $ 32.2 $ — $ 266.9 Gross profit $ 81.5 $ 7.3 $ — $ 88.8 Selling, general and administrative expenses 32.6 6.5 9.4 48.5 Gain on sale of idle property (2.4) — — (2.4) Strategic reorganization and other charges 0.6 — 3.1 3.7 Operating income (loss) $ 50.7 $ 0.8 $ (12.5) $ 39.0 Operating margin 21.6% 2.5% 14.6% Capital expenditures $ 33.7 $ 1.0 $ (1.0) $ 33.7 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 40.2 Krausz inventory step-up amortization 2.3 Strategic reorganization and other charges 3.7 Gain on sale of idle property (2.4) Exit of Canadian pension plans (0.3) Income tax benefit of adjusting items (0.7) Walter Energy Accrual adjustment (16.4) Discrete tax benefit of Walter Energy Accrual adjustment 3.2 Adjusted net income $ 29.6 Weighted average diluted shares outstanding 158.6 Adjusted net income per diluted share $ 0.19 (1) We do not allocate interest or income taxes to our segments. 24

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 40.2 Income tax expense (1) 11.4 Interest expense, net (1) 4.2 Walter Energy Accrual (16.4) Pension costs other than service (2) (0.4) Operating income (loss) $ 50.7 $ 0.8 $ (12.5) 39.0 Strategic reorganization and other charges 0.6 — 3.1 3.7 Gain on sale of idle property (2.4) — — (2.4) Krausz inventory step-up amortization 2.3 — — 2.3 Adjusted operating income (loss) 51.2 0.8 (9.4) 42.6 Pension costs other than service — — 0.1 0.1 Depreciation and amortization 12.0 2.0 0.2 14.2 Adjusted EBITDA $ 63.2 $ 2.8 $ (9.1) $ 56.9 Adjusted operating margin 21.8% 2.5% 16.0% Adjusted EBITDA margin 26.9% 8.7% 21.3% Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 74.7 Less capital expenditures (33.7) Free cash flow $ 41.0 (1) We do not allocate interest or income taxes to our segments. (2) Pension cost other than service includes a $0.3 million refund for the quarter ended September 30, 2019 related to the annuitization of the accounts of all participants in our Canadian pension plans. 25

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 223.5 $ 30.8 $ — $ 254.3 Gross profit $ 77.4 $ 8.1 $ — $ 85.5 Selling, general and administrative expenses 27.3 7.8 7.8 42.9 Strategic reorganization and other charges — — 2.1 2.1 Operating income (loss) $ 50.1 $ 0.3 $ (9.9) $ 40.5 Operating margin 22.4% 1.0% 15.9% Capital expenditures $ 25.5 $ 3.3 $ — $ 28.8 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 25.0 Strategic reorganization and other charges 2.1 Loss on early extinguishment of debt 0.3 One-time impacts from tax legislation 0.1 Income tax benefit of adjusting items (0.7) Adjusted net income $ 26.8 Weighted average diluted shares outstanding 159.2 Adjusted net income per diluted share $ 0.17 (1) We do not allocate interest or income taxes to our segments. 26

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 25.0 Loss on early extinguishment of debt 0.3 Income tax expense (1) 9.7 Interest expense, net (1) 5.2 Pension costs other than service 0.3 Operating income (loss) $ 50.1 $ 0.3 $ (9.9) 40.5 Strategic reorganization and other charges — — 2.1 2.1 Adjusted operating income (loss) 50.1 0.3 (7.8) 42.6 Pension costs other than service — — (0.3) (0.3) Depreciation and amortization 9.7 1.7 — 11.4 Adjusted EBITDA $ 59.8 $ 2.0 $ (8.1) $ 53.7 Adjusted operating margin 22.4% 1.0% 16.8% Adjusted EBITDA margin 26.8% 6.5% 21.1% Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 63.0 Less capital expenditures (28.8) Free cash flow $ 34.2 (1) We do not allocate interest or income taxes to our segments. 27

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 871.0 $ 97.0 $ — $ 968.0 Gross profit $ 302.9 $ 18.0 $ — $ 320.9 Selling, general and administrative expenses 121.3 26.7 34.7 182.7 Gain on sale of idle property (2.4) — — (2.4) Strategic reorganization and other charges 1.7 — 14.6 16.3 Operating income (loss) $ 182.3 $ (8.7) $ (49.3) $ 124.3 Operating margin 20.9% (9.0)% 12.8% Capital expenditures $ 80.4 $ 5.5 $ 0.7 $ 86.6 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 63.8 Strategic reorganization and other charges 16.3 Krausz inventory step-up amortization 6.8 Exit of Canadian pension plans 0.7 Gain on sale of idle property (2.4) Income tax benefit of adjusting items (4.4) Walter Energy Accrual 22.0 Discrete tax benefit of Walter Energy Accrual (4.6) Transition tax benefit (0.6) Adjusted net income $ 97.6 Weighted average diluted shares outstanding 159.0 Adjusted net income per diluted share $ 0.61 (1) We do not allocate interest or income taxes to our segments. 28

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 63.8 Income tax expense (1) 18.3 Interest expense, net (1) 19.8 Walter Energy Accrual 22.0 Pension costs other than service (2) 0.4 Operating income (loss) $ 182.3 $ (8.7) $ (49.3) 124.3 Krausz inventory step-up amortization 6.8 — — 6.8 Gain on sale of idle property (2.4) — — (2.4) Strategic reorganization and other charges 1.7 — 14.6 16.3 Adjusted operating income (loss) 188.4 (8.7) (34.7) 145.0 Pension costs other than service — — 0.2 0.2 Depreciation and amortization 44.8 7.9 0.3 53.0 Adjusted EBITDA $ 233.2 $ (0.8) $ (34.2) $ 198.2 Adjusted operating margin 21.6% (9.0)% 15.0% Adjusted EBITDA margin 26.8% (0.8)% 20.5% Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.9 Long-term debt 445.4 Total debt 446.3 Less cash and cash equivalents 176.7 Net debt $ 269.6 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.4x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 92.5 Less capital expenditures (86.6) Free cash flow $ 5.9 (1) We do not allocate interest or income taxes to our segments. (2) Pension cost other than service includes a $0.7 million contribution for the year ended September 30, 2019 to annuitize the accounts of all participants in our Canadian pension plans. 29

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 818.8 $ 97.2 $ — $ 916.0 Gross profit $ 284.7 $ 5.2 $ — $ 289.9 Selling, general and administrative expenses 104.5 29.5 32.7 166.7 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 10.3 10.5 Operating income (loss) $ 180.1 $ (24.4) $ (34.0) $ 121.7 Operating margin 22.0% (25.1)% 13.3% Capital expenditures $ 47.3 $ 8.3 $ 0.1 $ 55.7 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 105.6 One-time impacts from tax legislation (35.0) Warranty charge 14.1 Gain on sale of idle property (9.0) Strategic reorganization and other charges 10.5 Loss on early extinguishment of debt 6.5 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit of adjusting items (5.6) Adjusted net income $ 84.7 Weighted average diluted shares outstanding 159.7 Adjusted net income per diluted share $ 0.53 (1) We do not allocate interest or income taxes to our segments. 30

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 105.6 Loss on early extinguishment of debt 6.5 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit (1) (9.9) Interest expense, net (1) 20.9 Pension costs other than service 1.0 Operating income (loss) $ 180.1 $ (24.4) $ (34.0) 121.7 Warranty charge — 14.1 — 14.1 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 10.3 10.5 Adjusted operating income (loss) 180.2 (10.2) (32.7) 137.3 Pension costs other than service — — (1.0) (1.0) Depreciation and amortization 37.4 6.1 0.2 43.7 Adjusted EBITDA $ 217.6 $ (4.1) $ (33.5) $ 180.0 Adjusted operating margin 22.0% (10.5)% 15.0% Adjusted EBITDA margin 26.6% (4.2)% 19.7% Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.7 Long-term debt 444.3 Total debt 445.0 Less cash and cash equivalents 347.1 Net debt $ 97.9 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 0.5x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 133.1 Less capital expenditures (55.7) Free cash flow $ 77.4 (1) We do not allocate interest or income taxes to our segments. 31

Where Intelligence Meets Infrastructure®